Exhibit 99.2

   Atlanta, Georgia, automated packaging systems  Westrock Q4 fy2021 resultsNovember 9, 2021

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Capital Allocation”, “Q1 FY22 Guidance”, “FY22 Guidance”, “Proven Track Record of Growth”, “Additional Guidance” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods, as well as statements regarding, among other things, (i) that pricing flow through is expected to outpace inflation for FY22; (ii) that we are building momentum entering FY22; (iii) that our strategic capital investments will deliver more than $125 million in EBITDA; (iv) launching new sustainable solutions; (v) that we are positioned for continued sales, earnings and free cash flow growth and record sales and earnings in FY22; (vi) that we will be reducing our exposure to specialty SBS and export containerboard; (vii) that there is accelerating demand for sustainable paper and packaging solutions; (viii) the statements that appear on slide 13; and (ix) the additional guidance that appears on slide 21.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic (including the Occupational Safety and Health Administration’s recent emergency temporary standard that, once implemented, will require us to ensure our workers are fully vaccinated or tested on at least a weekly basis) on our operations and the operations of our customers, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; our ongoing assessment of the recent ransomware incident, adverse legal, reputational and financial effects on us resulting from the incident or additional cyber incidents; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID-19; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2020. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures:We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.   Forward Looking Statements; Non-GAAP Financial Measures  2

Q4 FY21 KEY HIGHLIGHTS

- Sales and earnings growth in Q4 FY21
  - Record net sales of $5.1 billion, up 14% year-over-year
  - Adjusted Segment EBITDA[1] of $878 million, up 22% year-over-year
  - Adjusted Segment EBITDA margin[1] of 17.2%, up 110 basis points year-over-year
  - Adjusted EPS[1] of $1.23 per share, up 68% year-over-year
  - Generated $372 million of Adjusted Free Cash Flow[1]
- Packaging sales increased 8% year-over-year driven by successful implementation of price increases and solid demand
- Cost inflation and supply chain disruptions negatively impacted earnings
- Leverage target ratio[1] achieved and repurchased $122 million of stock

STRONG EARNINGS GROWTH IN DYNAMIC ENVIRONMENT

ADJUSTED SEGMENT EBITDA[1]


($ in millions)
$721
$670
$641
$811
$878
Q4 FY20
Q1
Q2
Q3
Q4
FY2021

ADJUSTED SEGMENT EBITDA MARGINS[1]

	Q4 FY21 MARGIN	VS. Q3 FY21	VS. Q4 FY20
Corrugated	18.4%	+30bps	+20bps
NA Corrugated	19.0%	-30bps	-60bps
Consumer	15.9%	+40bps	+220bps
WestRock	17.2%	+40bps	+110bps

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

3

PRICING AND MIX MANAGEMENT OUTPACING INFLATION YEAR-OVER-YEAR

YEAR-OVER-YEAR PRICE/MIX AND INFLATION



$500
$400
$300
$200
$100
$0
($ Millions)
Price/Mix
Inflation
$12
$77
$88
$113
$320
$201
$433
$389
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21

SEQUENTIAL PRICE/MIX AND INFLATION



$200
$150
$100
$50
$0
-$50
($ Millions)
Price/Mix
Inflation
-$11
$51
$93
$74
$162
$65
$153
$181
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21

HIGHLIGHTS

- FY21 price realization of $853 million; $73 million in excess of inflation
- Published price increases since Q4 FY20[1]:
  - ✓ +$160/ton North America Containerboard
  - ✓ +$250/ton CNK
  - ✓ +$250/ton SBS folding carton grades
  - ✓ +$250/ton SBS plate and cup stock grades
  - ✓ +$270/ton CRB
- Flow through of published price increases in kraft paper; higher export containerboard prices
- Key inflation drivers include fiber, energy, freight and chemicals; fiber and energy higher than expected in Q4

PRICING FLOW THROUGH EXPECTED TO OUTPACE INFLATION FOR FY22

1) As of October 15, 2021

4

WestRock

FY21 YEAR IN REVIEW

- Strong financial performance driven by packaging volume growth and rising prices
  - Net sales of $18.7 billion up 7% year-over-year
  - Adjusted Segment EBITDA[1] of $3.0 billion up 7% year-over-year
  - Adjusted EPS[1] of $3.39 up 23% year-over-year
  - Record Adjusted Free Cash Flow[1] of $1.5 billion
- Building momentum entering FY22
  - Completed strategic capital investments expected to deliver more than $125 million in EBITDA
  - Leverage target ratio[1] achieved
  - >$280 million of annual run-rate revenue from plastic replacement
  - Launching new sustainable solutions

POSITIONED FOR RECORD SALES AND EARNINGS[2] IN FY22


NET SALES
($ in billions)
$17.6
$18.7
+7%
FY20
FY21


ADJUSTED SEGMENT EBITDA(1)
($ in billions)
$2.8
$3.0
+7%
FY20
FY21


ADJUSTED FREE CASH FLOW(1)
($ in billions)
$1.2
$1.5
+30%
FY20
FY21

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.
2) Adjusted earnings

5

WestRock

CAPITAL ALLOCATION
$2.3B OF ADJUSTED OPERATING CASH FLOW[1] IN FY21



CAPITAL ALLOCATION
FOUNDATION BUILT ON:
Strong Cash Flow Generation
Core Principles
Flexibility

M&A
Returns above Cost of Capital by Year 3

ONGOING CAPITAL INVESTMENT
$900M to $1B invested per year
- ✓ $816 million in Capital Investments
- ✓ Below annual target level as part of pandemic action plan

DIVIDEND
Sustainable and growing dividend
- ✓ Raised dividend 25% since February including October announced increase

DEBT AND LEVERAGE
Maintain leverage target ratio[1] of 2.25 to 2.5X
- ✓ Paid down $1.3 billion of adjusted net debt[1]
- ✓ Net leverage of 2.38 times[1]

SHARE REPURCHASES
Opportunistic when share price trades below intrinsic value
- ✓ Repurchased 2.4 million shares totaling $122 million

STRATEGIC CAPITAL INVESTMENTS
Improve competitive position and supports organic growth in attractive end markets
- ✓ Completed Florence and Tres Barras projects

CORE PRINCIPLES
- Flexibility across business cycles
- Reinvest in our business
- Sustainable and growing dividend
- Opportunistic share repurchases
- M&A aligned to strategy; delivers ROIC
- Committed to Investment Grade Credit Profile (with target leverage ratio[1] of 2.25x to 2.5x)
- When above targeted leverage, debt reduction takes higher priority

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

WestRock

6

Q4 FY21 MARKET UPDATE

4Q FY21 PACKAGING SALES BY END MARKET(1)



Other 3%
Dairy 3%
Foodservice 3%
Bakery 3%
Agricultural / Produce 5%
Pizza 5%
Protein 5%
Home, Beauty & Personal Care 6%
Healthcare 6%
Distribution 9%
Industrial 10%
Retail and E-Commerce 13%
Beverage 13%
Packaged Food 16%

- Strong backlogs across the business
- Labor and supply chain challenges negatively impacted shipments as underlying demand continues to be solid

END MARKET UPDATE

RETAIL & E-COMMERCE	Stable year-over-year
BEVERAGE	Stable volumes year-over-year
INDUSTRIAL & DISTRIBUTION	Supply chain challenges across customer base
PROCESSED FOODS	Solid demand but lower than pandemic peak
FOODSERVICE	Solid demand, especially quick service
HEALTHCARE	Recovering from pandemic impact

WESTROCK SERVES A DIVERSIFIED SET OF END MARKETS

1) Excludes Victory and assembly business.

7

WestRock

PACKAGING DELIVERING MORE FOR CUSTOMERS AND CONSUMERS

FUTURE OF SUSTAINABLE SMILES

100% plastic free, 100% recyclable secondary packaging



SENSODYNE
PRONAMEL
parodontax

FRESH PICKED PRODUCE PACKAGING

Replaces plastic clamshells and zip-top bags



PRUNES JAUNES
PRUNES JAUNES de L'ONTARIO

SWEET, SMART + SUSTAINABLE

Nestle's first plastic-free brand



SMARTIES
SMARTIES
SMARTIES

WHAT'S HOT? ZERO WASTE.

Partnership to launch test of innovative recyclable and compostable hot beverage cup

8

WestRock

2021
PAPERBOARD PACKAGING COUNCIL AWARDS

SUSTAINABILITY AWARD OF THE YEAR

WestRock CanCollar® with Coca-Cola Europacific Partners, LERVING Brewing



GOLD AWARD SUSTAINABILITY & INNOVATION

TAO Sushi Carton


TAO

GOLD AWARD SUSTAINABILITY & INNOVATION

WestRock Cluster-Wing™ with KraftHeinz



GOLD AWARD INNOVATION

Columbia Classics Collection


COLUMBIA CLASSICS

GOLD AWARD

Nestlé Smarties Hexatube


Smarties

GOLD AWARD

Raasay Single Malt Whisky


RAASAY

GOLD AWARD

Sally Hansen Mentos Gift Pack


mentos
roll with it

GOLD AWARD

WestRock EcoPush™ with Chagrin Valley



EXCELLENCE AWARD SUSTAINABILITY

Colgate Optic White



EXCELLENCE AWARD INNOVATION

Oozlefinch/Hop Culture FML Fest Shipper & Photo Box Set



EXCELLENCE AWARD

Stella Artois Midnight Lager


STELLA ARTOIS

EXCELLENCE AWARD

Die Besten von Ferrero Adventskalender



EXCELLENCE AWARD

Reese's Holiday Miniatures


Reese's
Best gift ever.

9

WestRock

Q1 FY22 GUIDANCE

$660 - $700 MILLION

Q1 FY22 ADJUSTED SEGMENT EBITDA[(1)]

$0.56 - $0.67 PER SHARE

Q1 FY22 ADJUSTED EPS[(1)]

Q1 FY22 SEQUENTIAL GUIDANCE DETAILS

- Flow through of previously published price increases across containerboard, kraft paper, SBS, CNK, CRB and URB; price realization greater than inflation
- Lower volume with three fewer shipping days and seasonally lower volume in consumer packaging and displays
- Approximately 200K tons of maintenance downtime; peak maintenance outage period for FY22
- Sequential inflation driven by higher fiber and energy costs; seasonal increase in healthcare costs

10

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

WestRock

FY22 GUIDANCE

$3.3 - $3.7 BILLION — FY22 ADJUSTED SEGMENT EBITDA(1)

$4.00 - $5.10 PER SHARE — FY22 ADJUSTED EPS(1)

FY22 GUIDANCE DETAILS

- Continued flow through of previously published price increases across all grades; Price realization well in excess of inflation
- Benefits from strategic investments and productivity initiatives
- Higher recycled fiber, energy, virgin fiber, chemicals and transportation costs
- Continued supply chain challenges
- Approximately 100K tons of additional maintenance downtime compared to FY21

SOLID DEMAND AND PRICING EXPECTED TO DRIVE RECORD YEAR IN SALES AND EARNINGS(2)

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.
2) Adjusted earnings.

11

WestRock

   12  Proven track record of growth  ($ in Billions except EPS)  FY16  FY21  CAGR    FY22E  Sales(1)  $14.2  $18.7  6%    $20.0 to $21.0  Adjusted Segment EBITDA(2)  $2.3  $3.0  6%    $3.3 to $3.7  Adjusted Segment EBITDA Margin(1)(2)  16%  16%      16.5% to 17.5%   Adjusted EPS(2)  $2.52  $3.39  6%    $4.00 to $5.10  Adjusted Free Cash Flow(2)  $1.0  $1.5  8%    >$1.3  Net Leverage Ratio(2)  2.2x  2.38x      Less than 2.3x  Positioned for continued sales, earnings and free cash flow growth      Broadest portfolio of paper and packaging solutionsAttractive marginsConsistent cash flowStrong balance sheet  Resilient business model  As reported: Including recycling sales in FY16.Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

UPDATED REPORTING STRUCTURE

PACKAGING

CORRUGATED AND CONSUMER PACKAGING

- **Unmatched portfolio** of innovative, sustainable packaging solutions
- **Uniquely positioned** to meet evolving market trends and customer needs
- **Future growth** fueled by unrivaled capabilities

PAPER

EXTERNAL PAPER SALES

- **Leader** in attractive domestic containerboard and paperboard end markets
- **Reduce exposure** to export containerboard and specialty SBS markets
- **Invest in mill system** to significantly reduce costs
- **Drive cost reduction** across newly integrated supply chain

DISTRIBUTION

VICTORY DISTRIBUTION

- **Important channel** for packaging solutions
- **Differentiated** service solution across diverse markets
- **Growth opportunities** by utilizing local warehousing and delivery

COMMUNICATING THE BUSINESS TO ALIGN WITH OUR STRATEGY

13

WestRock

   14

 Appendix  15

WESTROCK SALES BY END MARKET

PACKAGING SALES


DISTRIBUTION, INDUSTRIAL & OTHER
FOOD & BEVERAGE
29%
48%
$13.4 BILLION
72% OF TOTAL SALES
+8% YOY
11%
12%
BEAUTY & HEALTHCARE
RETAIL & E-COMMERCE

- Record Packaging sales and volumes
  - Annual box shipments of 100 billion square feet, up 5.2% year-over-year on a per-day basis
- Attractive margins with growth and investment opportunities across broad platform

PAPER SALES


SPECIALTY SBS, EXPORT CONTAINERBOARD & OTHER
32%
$5.3 BILLION
28% OF TOTAL SALES
+4% YOY
68%
DOMESTIC CONTAINERBOARD, KRAFT PAPER, FOOD AND BEVERAGE

- Focusing on customers that find value in WestRock's premium solutions
- Attractive domestic containerboard and paperboard business with growth opportunities
- Reducing exposure over time to specialty SBS and export containerboard

ACCELERATING DEMAND FOR SUSTAINABLE PAPER AND PACKAGING SOLUTIONS

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix

16

       Adjusted Segment EBITDA(1) ($ in millions)    Q4 year over year BRIDGES  17  WESTROCK  CORRUGATED  CONSUMER  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

       Adjusted Segment EBITDA(1) ($ in millions)    Q4 sequential BRIDGES  18  WESTROCK  CORRUGATED  CONSUMER  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

       Adjusted Segment EBITDA(1) ($ in millions)    FY21 year over year BRIDGES  19  WESTROCK  CORRUGATED  CONSUMER  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WESTROCK SERVES **DIVERSE END MARKET SEGMENTS**

N.A. CORRUGATED PACKAGING


Beverage & Other 3%
Bakery 3%
Dairy 5%
Pizza 6%
Protein 8%
Agricultural / Produce 10%
Industrial 13%
Distribution & Paper 15%
Processed Foods 18%
Retail & E-commerce 19%
WestRock Shipments by End Market Segment(1)

1) Represents WestRock trailing twelve-month Q4 FY21 sales of North American corrugated boxes, excluding sheets

CONSUMER PACKAGING SEGMENT


Other 12%
Healthcare 3%
Beauty & Personal Care 4%
Liquid Packaging 5%
Tobacco 5%
Commercial Print 7%
Foodservice 9%
Beverage 18%
Retail Food 37%
WestRock Shipments by End Market Segment(2)

2) Represents WestRock trailing twelve-month Q4 FY21 sales of converted shipments and paperboard shipped to end markets.

20

WestRock

 21  Additional guidance  FY22 Guidance  Q1 FY22  Full Year  Depreciation & Amortization  Approx. $370 million  Approx. $1.48 billion  Net Interest Expense and Interest Income  Approx. $90 million  Approx. $350 million  Effective Adjusted Book Tax Rate(1)  Approx. 25.5%  Approx. 25%  Adjusted Cash Tax Rate(1)    Approx. 25%  Share Count  Approx. 270 million  Approx. 270 million  Mill Maintenance Schedule (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY22 Maintenance  143  115  51  0  309  FY21 Maintenance  79  55  104  10  248  FY20 Maintenance  110  87  21  88  306  North American Corrugated Packaging    Q1  Q2  Q3  Q4  Full Year  FY22 Maintenance  53  7  21  2  83  FY21 Maintenance  26  10  15  2  53  FY20 Maintenance  36  18  0  14  68  Consumer Packaging  Note: In addition to the North American Corrugated Packaging FY21 maintenance downtime we incurred 48,000 tons of mill downtime in Brazil during Q1 FY21 from the Tres Barras mill upgrade   FY22 GUIDANCE  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

APPROX. FY22 ANNUAL CONSUMPTION VOLUMES

Commodity Category	Volume
Recycled Fiber (tons millions)	5.9
Wood (tons millions)	42
Natural Gas (MMBTU)	90
Electricity (kwh billions)	6.0
Polyethylene (lbs millions)	35
Caustic Soda (tons thousands)	242
Starch (lbs millions)	616

SENSITIVITY ANALYSIS

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (MMBTU)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.07)

22

WestRock

23  Shipment Data  Combined North America, Brazil and India shipments.

 ADJUSTED EARNINGS PER DILUTED SHAREWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.ADJUSTED OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOWWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax that we believe are not indicative of our ongoing operating results. We believe adjusted free cash flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. AADJUSTED SEGMENT INCOME , ADJUSTED SEGMENT EBITDA AND ADJUSTED SEGMENT EBITDA MARGINSWe use the non-GAAP financial measures “adjusted segment income”, “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. We calculate adjusted segment income for each segment by adding segment income to certain adjustments and calculate “adjusted segment EBITDA” by further adding depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. LEVERAGE RATIO, NET LEVERAGE RATIO, TOTAL FUNDED DEBT AND ADJUSTED TOTAL FUNDED DEBTWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of September 30, 2021, our leverage ratio was 2.47 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio is the product of Adjusted Total Funded Debt divided by our Credit Agreement EBITDA. As of September 30, 2021, our net leverage ratio was 2.38 times. ADJUSTED NET DEBTWe believe “adjusted net debt” provides WestRock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate WestRock’s repayment of debt relative to other periods because it includes or excludes certain items management believes are not comparable from period to period. We believe adjusted net debt provides greater comparability across periods by adjusting for cash and cash equivalents, as well as fair value of debt step-up included in Total Debt that is not subject to debt repayment. WestRock believes that the most directly comparable GAAP measure is “Total Debt” which is derived from the current portion of debt and long-term debt due after one year. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period. In addition, we have not quantified future amounts to develop our leverage ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  24

 25  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income (loss) before income taxes", "Income tax expense“, "Consolidated net income (loss)“ and “Earnings (loss) per diluted share”, respectively, as reported on the statements of operations.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 26  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 25 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 27  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 25 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 28  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 29  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 28 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales; Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 30  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 28 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 31  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income (loss) before income taxes", "Income tax expense“, "Consolidated net income (loss)“ and “Earnings (loss) per diluted share”, respectively, as reported on the statements of operations.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 32  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 31 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 33  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 31 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 34  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income (loss) before income taxes", "Income tax expense“, "Consolidated net income (loss)“ and “Earnings (loss) per diluted share”, respectively, as reported on the statements of operations.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is primarily interest income.

 35  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 34 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales; Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 36  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 34 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 37  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income (loss) before income taxes", "Income tax expense“, "Consolidated net income (loss)“ and “Earnings (loss) per diluted share”, respectively, as reported on the statements of operations.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is primarily interest income.   Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 38  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 37 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales; Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 39  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 37 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 40  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income tables on slides 34, 28, 25, and 31 for adjustments.

 41  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income from continuing operations before income taxes", "Income tax expense“, “Income from continuing operations“ and “Diluted earnings per share from continuing operations”, respectively, as reported on the statements of operations.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.Impacted by non-deductible goodwill  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 42  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income tables on slides 41, 37 and 31 for adjustments.

 43  Adjusted operating cash flow and adjusted free cash flow reconciliation

 44  Reconciliation of Packaging Solutions & external paper Sales to Consolidated Net Sales

 45  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily include restructuring and other costs, and certain non-cash and other items as allowed under the credit agreement  TTM Credit Agreement EBITDA

 46  Adjusted Net Debt

 47